                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

--------------------------------------------------------------------------------

                               Form 8-K AMENDED


                                CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of
                      the Securities Exchange Act of 1934


                               August 22,  1996
                       ---------------------------------
                           (Earliest Event Reported)


                             Newnan Holdings, Inc.
                       ---------------------------------
                         (Exact Name of Registrant as
                           Specified in its Charter)



          Georgia                      333-4304                  58-2232785
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of Incorporation)                                         Identification Number)



                  19 Jefferson Street, Newnan, Georgia 30263
                  ------------------------------------------
                   (Address of principal executive offices)


                              (770) - 253 - 5017
                      -----------------------------------
                        (Registrant's Telephone Number)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OF ASSETS.

     On August 22, 1996 Newnan Savings Bank, FSB announced that it had completed its reorganization of the savings bank into a holding company to be named Newnan Holdings, Inc. ("Company"). Simultaneous with the reorganization, the Company completed its acquisition of Southside Financial Group, Inc. and its subsidiary, the Citizens Bank and Trust of Fayette County. Both Newnan Savings Bank and Citizens Bank and Trust will operate as subsidiaries of the Company (Southside Financial Group, Inc. will be dissolved).

     As a result of the reorganization into the holding company, Newnan Savings Bank shareholders received one share of stock in the Company in exchange for one share of stock in the savings bank. Each outstanding share of Southside was converted into the right to receive merger consideration in an amount equal to $41.00. The terms of the acquisition also provide that a Southside shareholder who owned 5,000 or more shares could elect to receive up to 50% of his or her merger consideration in the form of Newnan Holdings stock; however, no more than 145,000 additional shares of Newnan Holdings will be issued. In completing the acquisition, the Company issued 136,990 shares of Newnan Holdings, Inc. stock and paid $13.7 million in cash to Southside shareholders.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          The following unaudited condensed consolidated financial statements of Southside Financial Group, Inc. are filed with this report:

          Consolidated Balance Sheet as of June 30, 1996                Page F-1
          Consolidated Statement of Income For The Three Months
               Ended June 30, 1996                                      Page F-2

     (b)  Pro Forma Financial Information.

          The following pro forma condensed combined financial statements are filed with this report.

          Pro Forma Condensed Combined Balance Sheet
               As of June 30, 1996                                      Page F-3
          Pro Forma Condensed Combined Income Statement
               For The Three Months Ended June 30, 1996                 Page F-4
          Pro Forma Condensed Combined Income Statement
               For The Year Ended March 31, 1996                        Page F-5
          Notes to Pro Forma Condensed Combined Financial Statements    Page F-6

          The unaudited pro forma financial statements have been prepared by the Company based on assumptions deemed proper by it and should be read in conjunction with related notes contained herein and with the Company's Registration Statement on Form S-4 (Registration No. 333-4304) which is incorporated herein by reference.

     (c)  Exhibits

          99 Registrant's press release, dated August 22, 1996 was included in the Form 8K dated August 22, 1996 and filed on September 5, 1996 and is incorporated herein by reference.

          10.1 Plan of Reorganization, dated December 14, 1995 of Newnan Savings Bank into a holding company (incorporated by reference to Appendix A to the Company's Registration Statement on Form S-4 (Registration No. 333-4304).

          10.2 Agreement and Plan of Merger by and among Newnan Savings Bank, FSB, Newnan Holdings, Inc. and Southside Financial Group, Inc., Citizens Bank and Trust of Fayette County, and Interim Citizens Corporation dated November 2, 1995 (incorporated by reference to Appendix B to the Company's Registration Statement on Form S-4 (Registration No. 333-4304).

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  NEWNAN HOLDINGS, INC.


Dated:   November 5, 1996                         By: /s/ Douglas J. Hertha
      ---------------------------                    _______________________
                                                     Douglas J. Hertha
                                                     Vice President

                SOUTHSIDE FINANCIAL GROUP, INC. AND SUBSIDIARY
                          Consolidated Balance Sheet
                              As of June 30, 1996
                                  (Unaudited)



Cash and due from banks                                        $     2,819,283
Interest-bearing deposits in other bank                                  8,729
Securities available for sale                                       18,874,960
Securities held to maturity                                            180,000
Federal Funds sold                                                   4,570,000
Mortgage loans held for sale                                         4,533,107
Loans receivable, net of allowance of $1,141,496                    53,772,700
Premises and equipment, net                                          1,750,684
Other assets                                                         1,085,077
                                                               ---------------

Total assets                                                   $    87,594,540
                                                               ===============


LIABILITIES AND STOCKHOLDERS' EQUITY


Deposit accounts
 Demand                                                        $    15,943,234
 Interest bearing demand                                            19,157,117
 Savings                                                             3,205,649
 Certificates of deposit                                            37,834,809
    Total deposits                                                  76,140,809
Other borrowings                                                       856,185
Other liabilities                                                      442,975
                                                               ---------------
Total liabilities                                                   77,439,969
                                                               ---------------

Stockholders' equity:
 Common stock, $10  par  value, 5,000,000 shares authorized;
   382,232 shares issued and outstanding                             3,822,320
 Additional paid-in capital                                          4,002,039
 Retained earnings                                                   2,453,159
 Net unrealized loss on securities available for sale                 (122,947)
                                                               ---------------
   Total stockholders' equity                                       10,154,571
                                                               ---------------

Total liabilities and stockholders' equity                     $    87,594,540
                                                               ===============

                SOUTHSIDE FINANCIAL GROUP, INC. AND SUBSIDIARY
                  Condensed Consolidated Statements of Income
                   For The Three Months Ended June 30, 1996
                                  (Unaudited)



                                                1995
Interest Income:
----------------
Interest and fees on loans                    $1,536,595
Interest on Federal Funds                         43,148
Interest-bearing deposits                            340
Interest on taxable securities                   250,605
Interest on nontaxable securities                 39,567
                                              ----------
Total Interest Income                          1,870,255
                                              ----------

Interest Expense:
-----------------
Interest on deposits                             688,181
Interest on borrowed funds                        16,022
                                              ----------
Total Interest Expense                           704,203
                                              ----------
Net interest income                            1,166,052
Provision for loan losses                        225,000
                                              ----------
Net interest income after provision
 for loan loss                                   941,052
                                              ----------

Other Operating Income:
-----------------------
Other income                                     154,906
                                              ----------

Other Operating Expenses:
-------------------------
Salaries and other employee benefits             415,013
Occupancy and equipment expenses                  91,219
Other operating expenses                         241,314
                                              ----------
Total general and administrative expenses        747,546
                                              ----------
Income before income taxes                       348,412
Income tax expense                                99,943
                                              ----------
Net income                                    $  248,469
                                              ==========

Newnan Holdings Inc., Newnan Savings Bank, and Southside Financial Group, Inc.
                Pro Forma Condensed Consolidated Balance Sheet
                                 June 30, 1996
                                  (Unaudited)

                                                  Newnan                        Pro Forma       Pro Forma
                                                 Holdings       Southside      Adjustments      Combined
                                               -----------     -----------     -----------     -----------
                                              (Dollars in Thousands)
Cash and due from banks                        $     6,658     $     2,819     $       424  A  $     9,776
                                                                                      (125) E
Interest-bearing deposits in other bank              6,601               9          (5,317) B        1,293
Federal Funds Sold                                       0           4,570          (3,500) B        1,070
Securities available for sale                        3,268          18,875             (18) D       22,125
Securities held to maturity                          8,503             180                           8,683
Mortgage loans held for sale                         2,956           4,533                           7,489
Loans receivable, net                              126,760          53,773            (164) D      180,369
Premises and equipment, net                          2,711           1,751             272  D        4,734
Real estate held for development and sale            3,575               0                           3,575
Other assets                                         1,167           1,085                           2,252
Investment in Southside                                  0               0          13,717  B            0
                                                                                     2,089  C
                                                                                   (15,806) F
Organization cost                                        0               0             125  E          125
Goodwill                                                 0               0           5,354  D        5,354
                                               -----------     -----------     -----------     -----------
Total assets                                   $   162,199     $    87,595     $    (2,949)    $   246,845
                                               ===========     ===========     ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposit accounts                               $   131,717    $     76,141     $       213  D  $   208,071
Other borrowings                                     8,157             856           4,900  B       13,916
                                                                                         3  D
Other liabilities                                    1,573             444                           2,017
                                               -----------     -----------     -----------     -----------
Total liabilities                                  141,447          77,441           5,116         224,004
                                               -----------     -----------     -----------     -----------

Stockholders' equity:
  Common stock, $1 par value                         1,459           3,822             192  A        1,596
                                                                                       137  C
                                                                                    (4,014) F
  Additional paid-in capital                         5,866           4,002             232  A        7,818
                                                                                     1,952  C
                                                                                     5,228  D
                                                                                    (9,462) F
  Retained earnings                                 13,430           2,453          (2,453) F       13,430
  Net unrealized loss on securities
      available for sale                                (3)           (123)            123  F           (3)
                                               -----------     -----------     -----------     -----------
    Total stockholders' equity                      20,752          10,154          (8,065)         22,841
                                               -----------     -----------     -----------     -----------
Total liabilities and stockholders' equity     $   162,199     $    87,595     $    (2,949)    $   246,845
                                               ===========     ===========     ===========     ===========

Newnan Holdings Inc., Newnan Savings Bank, and Southside Financial Group, Inc.
               Pro Forma Condensed Consolidated Income Statement
                   For The Three Months Ended June 30, 1996
                                  (Unaudited)



                                                               Newnan                Pro Forma    Pro Forma
                                                               Holdings  Southside   Adjustments   Combined
                                                             ----------- ---------- ------------- ----------
                                                             (Dollars in
                                                              Thousands)
Interest income
---------------
Loans receivable                                            $   2,773    $1,537       $   8 L    $   4,318
Securities available for sale                                      62       290           1 M          353
Securities held to maturity                                       128         0                        128
Federal funds sold and interest bearing deposits                   71        43        (114)G            0
                                                            ---------    ------       -----      ---------
Total interest income                                           3,034     1,870        (105)         4,799
                                                            ---------    ------       -----      ---------
Interest expense
----------------
Deposits                                                        1,392       688         (11)N        2,069
Other borrowings                                                  121        16          70 H          206
                                                                                         (1)O
                                                            ---------    ------       -----      ---------
Total interest expense                                          1,513       704          58          2,275
                                                            ---------    ------       -----      ---------
Net interest income                                             1,521     1,166        (163)         2,524
Provision for loan losses                                           0       225                        225
                                                            ---------    ------       -----      ---------
Net interest income after provision for loan loss               1,521       941        (163)         2,299
                                                            ---------    ------       -----      ---------
Other Operating Income
----------------------
Gain on sale of real estate held for development and sale          74         0                         74
Other income                                                      576       155                        731
                                                            ---------    ------       -----      ---------
Total other operating income                                      650       155           0            805
                                                            ---------    ------       -----      ---------
Other Operating Expenses
------------------------
Compensation and benefits                                         523       415                        938
Premises and equipment                                            203        91           2 I          296
Amortization of goodwill                                            0         0          67 J           67
Other expense                                                     412       242           6 K          660
                                                            ---------    ------       -----      ---------
Total other operating expense                                   1,138       748          75          1,961
                                                            ---------    ------       -----      ---------
Income before income taxes                                      1,033       348        (238)         1,143
Income tax expense                                                397       100         (66) P         431
                                                            ---------    ------       -----      ---------
Net income                                                  $     636    $  248       $(172)     $     712
                                                            =========    ======       =====      =========
Earnings per share of common stock                          $    0.40                            $    0.41
                                                            =========                            =========
Weighted average common and common
  equivalent shares outstanding                             1,582,339                            1,719,329
                                                            =========                            =========

Newnan Holdings Inc., Newnan Savings Bank, and Southside Financial Group, Inc.
               Pro Forma Condensed Consolidated Income Statement
                       For The Year Ended March 31, 1996
                                  (Unaudited)


                                                             Newnan                 Pro Forma     Pro Forma
                                                            Holdings    Southside   Adjustments    Combined
                                                           ----------   ---------   -----------   ----------
                                                                        (Dollars in Thousands)
Interest income
---------------
Loans receivable                                           $   11,449     $5,653       $  33  L   $   17,135
Securities available for sale                                     275      1,115           4  M        1,394
Securities held to maturity                                       505          0                         505
Federal funds sold and interest bearing deposits                  183        201        (464) G          (80)
                                                           ----------     ------       -----      ----------
Total interest income                                          12,412      6,969        (427)         18,954
                                                           ----------     ------       -----      ----------
Interest expense
----------------
Deposits                                                        5,517      2,589         (43) N        8,063
Other borrowings                                                  995         72         289  H        1,355
                                                                                          (1) O
                                                           ----------     ------       -----      ----------
Total interest expense                                          6,512      2,661         245           9,418
                                                           ----------     ------       -----      ----------

Net interest income                                             5,900      4,308        (672)          9,536
Provision for loan losses                                          10        315                         325
                                                           ----------     ------       -----      ----------
Net interest income after provision for loan loss               5,890      3,993        (672)          9,211
                                                           ----------     ------       -----      ----------
Other Operating Income
----------------------
Gain on sale of real estate held for development and sale       3,215          0                       3,215
                                                           ----------     ------       -----      ----------
Other income                                                    2,033      1,085                       3,118
                                                           ----------     ------       -----      ----------
Total other operating income                                    5,248      1,085           0           6,333
                                                           ----------     ------       -----      ----------
Other Operating Expenses
------------------------
Compensation and benefits                                       2,088      1,875                       3,963
Premises and equipment                                            809        371           8  I        1,188
Amortization of goodwill                                            0          0         268  J          268
Other expense                                                   1,749        894          25  K        2,668
                                                           ----------     ------       -----      ----------
Total other operating expense                                   4,646      3,140         301           8,087
                                                           ----------     ------       -----      ----------

Income before income taxes                                      6,492      1,938        (973)          7,457
Income tax expense                                              2,442        665        (269) P        2,838
                                                           ----------     ------       -----      ----------
Net income                                                 $    4,050     $1,273       $(704)     $    4,619
                                                           ==========     ======       =====      ==========
Earnings per share of common stock                         $     2.71                             $     2.83
                                                           ==========                             ==========
Weighted average common and common
 equivalent shares outstanding                              1,495,737                              1,632,727
                                                           ==========                             ==========

Newnan Holdings, Inc., Newnan Savings Bank, and Southside Financial Group, Inc.
          Notes to Pro Forma Condensed Combined Financial Statements

                                  (Unaudited)

The following pro forma condensed combined balance sheet of Newnan Holdings, Inc. and subsidiaries as of June 30, 1996 and the related pro forma condensed combined statements of income for the year ended March 31, 1996 and the three months ended June 30, 1996 gives effect, to the acquisition by Newnan Holdings, Inc. of 100% of the issued and outstanding shares of common stock of Newnan Savings Bank in the Newnan Savings Reorganization through a one for one exchange of shares, in a manner similar to a pooling of interests, and 100% of the issued and outstanding shares of common stock of Southside Financial Group, Inc. using the purchase method of accounting for a combination of cash and Newnan Holdings,
Inc. common stock.   The historical condensed statement of income for Newnan
Holdings for the year ended March 31, 1996 represents the results of operations for Newnan Savings Bank for its year ended March 31, 1996 while the historical condensed statement of income presented for Southside Financial Group, Inc. represents its results of operations for the twelve month period ended March 31, 1996 and has been derived from its financial statements for the year ended December 31, 1995 and the quarters ended March 31, 1995 and 1996.

(A) Reflects the exercise of 19,150 options for common stock of Southside for approximately $424,000.

(B) Reflects liquidation of $3,500,000 of federal funds sold, proceeds of $4,900,000 from other borrowings, and use of $5,317,000 of interest bearing deposits in other banks to acquire 334,558 shares of the common stock of Southside at $41.00 per share. These funds were provided to the Company through $13.7 million in Special Dividends paid by the subsidiary banks to Newnan Holdings, Inc. to provide cash for purchase of Southside shares. Additionally, approximately $600,000 in cash was held by the acquired holding company which will be used to provide working capital for Newnan Holdings and to provide for payment of its organizational costs. The borrowings were obtained on a short term basis by subsidiary banks from the Federal Home Loan Bank of Atlanta.

(C) Reflects the issuance of 136,990 shares of common stock of Newnan Holdings, Inc. stock to acquire 66,824 shares of the common stock of Southside. For purposes of determining the number of shares of common stock of Newnan Holdings to be issued for each share of Southside, a market value of $20.00 per share was assumed for Newnan Holdings, Inc. common stock. The issued stock was recorded at a value of $15.25 per share, the market value of Newnan Holdings common stock at the date of announcement on November 3, 1995.

(D) Reflects the allocation of the purchase price in excess of the book value of Southside as follows:

     Cash paid to Southside shareholders                          $13,717
     Stock issued to Southside shareholders                         2,089
                                                                  -------
     Total purchase price (thousands)                             $15,806
                                                                  =======
     Southside stockholders' equity                               $10,154
     Add: Proceeds from exercise of options                           424
                                                                  -------
     Southside stockholders' equity after exercise of options     $10,578
                                                                  =======
     Excess of purchase price over stockholders' equity           $ 5,228
                                                                  =======

     Allocation of excess of purchase price over stockholders' equity:
     -----------------------------------------------------------------

     Fixed Assets - Land                                          $   118
     Fixed Assets - Building                                          154
     Loans                                                           (164)
     Securities                                                       (18)
     Deposits                                                        (213)
     Other Borrowings                                                  (3)
     Goodwill                                                       5,354
                                                                  -------
     Total                                                        $ 5,228
                                                                  =======

    The allocation of the excess purchase price to Southside's was based on the fair market values of the assets and liabilities of Southside as of August 22, 1996, the date of acquisition.

(E) Reflects the payment of estimated organizational costs associated with the formation of the holding company.

(F) Reflects the elimination of the equity accounts of Southside and the elimination of the valuation allowance for unrealized losses on investment securities available for sale.

(G) Reflects the elimination of interest income on Federal Funds sold of $3,500,000 and interest bearing deposits of $5,317,000 used to fund the purchase of Southside, based on an average yield for such investments of 5.27% for the year ended March 31, 1996 and 5.17% for the three months ended June 30, 1996.

(H) Reflects the interest expense on other borrowings incurred to fund the purchase at an assumed rate of 5.90% for the year ended March 31, 1996 and 5.70% for the three months ended June 30, 1996.

(I) Reflects the depreciation expense on the write-up of the depreciable building of Southside which will be expensed using the straight line method over the estimated remaining useful life of twenty years.

(J) Reflects the amortization of goodwill which will be expensed over a period of twenty years.

(K) Reflects the amortization of holding company organization costs which will be expensed over a period of five years.

(L) Reflects the accretion of the fair market value adjustment to loans receivable over a period of five years using the straight line method.

(M) Reflects the accretion of the fair market value adjustment to securities over a period of five years using the straight line method.


(N) Reflects the amortization of the fair market value adjustment to deposits over a period of five years using the straight line method.

(O) Reflects the amortization of the fair market value adjustment to other borrowings over a period of five years using the straight line method.

(P) Reflects the income tax benefit due to reduced net interest income, additional depreciation expense and amortization of market value adjustment to loans, securities, deposits and other borrowings. An effective Federal and state tax rate of 38% was used.